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                                                                    EXHIBIT 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors
NeoRx Corporation:

We consent to the use of our report incorporated herein by reference.



/S/ KPMG LLP
Seattle, Washington
October 9, 2001